EXHIBIT 10.51


                 SECOND AMENDMENT TO CREDIT AGREEMENT AND NOTES

                  This Amendment, dated as of January 31, 1996, is made by and between CAPITAL ASSOCIATES INTERNATIONAL, INC., a Colorado corporation (the "Borrower") and each of the financial institutions appearing on the signature pages hereof (herein collectively called the "Lenders" and individually each called a "Lender") and NORWEST BANK COLORADO, NATIONAL ASSOCIATION, a national banking association, in its separate capacity as agent for the Lenders (in such capacity, the "Agent") and NORWEST EQUIPMENT FINANCE, INC., a Minnesota corporation, in its separate capacity as collateral agent for the Lenders (in such capacity, the "Collateral Agent").

                                    RECITALS

                  The Borrower and the Lenders have entered into a Credit and Security Agreement dated as of November 30, 1994, a First Amendment to Credit Agreement and Notes dated November 30, 1995 and an Assumption Certificate dated February 28, 1995 ( as amended, the "Credit Agreement"). Capitalized terms used in these Recitals have the meanings given to them in the Credit Agreement unless otherwise specified.

                  Pursuant to the Credit Agreement, the Borrower has executed and delivered, among others, the following promissory notes: (i) a Working Capital Note dated February 28, 1995 in the original principal amount of $1,500,000 payable to the order of Norwest Bank Colorado, National Association,
(ii) a Warehousing Note dated February 28, 1995 in the original principal amount of $4,050,000 payable to the order of Norwest Bank Colorado, National Association, (iii) a Warehousing Note dated February 28, 1995 in the original principal amount of $5,550,000 payable to the order of Norwest Equipment Finance, Inc., (iv) a Working Capital Note dated February 28, 1995 in the original principal amount of $1,500,000 payable to the order of First Interstate Bank of Denver, N.A., (v) a Warehousing Note dated February 28, 1995 in the original principal amount of $9,600,000 payable to the order of First Interstate Bank of Denver, N.A., (vi) a Working Capital Note dated February 28, 1995 in the original principal amount of $1,000,000 payable to the order of The Daiwa Bank, Limited, (vii) a Warehousing Note dated February 28, 1995 in the original principal amount of $6,400,000 payable to the order of The Daiwa Bank, Limited,
(viii) a Working Capital Note dated February 28, 1995 in the original principal amount of $1,000,000 payable to the order of First National Bank of Boston, (ix) a Warehousing Note dated February 28, 1995 in the original principal amount of $6,400,000 payable to the order of First National Bank of Boston (as amended by the First Amendment to Credit Agreement and Notes, collectively the "Maturing Notes").

                  Pursuant to the Credit Agreement, the Borrower has also executed and delivered certain Term Notes which are not to be amended hereby.

                  The Borrower has requested that the maturity of the Maturing Notes and the Commitment Termination Date be extended to November 30, 1996, and that certain other amendments be made to the Credit Agreement. The Lenders are willing to do so, pursuant to the terms and conditions set forth in this Second Amendment.

                  NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements herein contained, it is agreed as follows:

                  1.    DEFINED  TERMS.   Unless   otherwise   defined   herein,
capitalized terms used in this Amendment which are defined in the Credit Agreement shall have the same meanings given them therein.

                  2. AMENDMENT OF CREDIT AGREEMENT DEFINITIONS. Section 1.1 of the Credit Agreement is amended as follows:

                  (a) The definition of "Commitment Termination Date" is deleted in its entirety, and the following definition is inserted in lieu thereof:

                        "Commitment  Termination  Date"  means  the  earliest of
         (i) November 30, 1996 or (ii) the date on which the Working Capital Commitments and the Warehousing Commitments are terminated in full or reduced to zero pursuant to Section 5.2(a)."
                                     --------------

                  (b) The definition of "Eligible Other Investment Asset" is amended by deleting subsection (iv) thereof in its entirety, and inserting in lieu thereof the following:

                        "(iv)  an  Other  Investment Asset with respect to which
                  the obligor thereunder does not have a credit rating of 3 or better under the Borrower's credit approval standards as described in Section 6.5 or, in any event, is the subject of bankruptcy proceedings or has gone out of business; and"

                  (c) The following definition of "Second Amendment to Credit Agreement and Notes" is inserted:

                        "Second  Amendment to Credit Agreement and Notes"  means
                  the Second Amendment to Credit Agreement and Notes dated as of January 31, 1996, by and between the Lenders, the Borrower, and the Agent."

                  (d) The definition of "Lease" is deleted in its entirety, and the following definition is inserted in lieu thereof:

                        "Lease"   means  (i)   any   contract  under  which  the
                  Borrower has leased an item of Related Equipment to a Lessee, whether the Borrower is the lessor thereunder or is an assignee of the original lessor, whether or not such lease would be a "true lease" for federal income tax purposes and
                  (ii) any promissory note and related security agreement under which the Borrower has made a purchase money loan to a Lessee for purposes of financing the purchase of an item of Related Equipment, which promissory note is secured pursuant to a first perfected security interest in the Related Equipment granted to and held by the Borrower, whether the Borrower is the lender thereunder or is an assignee of the original lender."

                  (e) Clause (i) of the definition of "Lease Cash Flow" is amended to read as follows:

                        "(i)  payments of rent and installments of principal and
                  interest paid under Leases,"

                  (f) The definition of "Lease Value" is deleted in its entirety, and the following definition is inserted in lieu thereof:

                        "Lease  Value"   means   (A)  with  respect  to  a Lease
                  constituting a rental contract under which the Borrower retains title to the Related Equipment, the Present Value of the sum of (i) the aggregate unpaid payments of basic rent under such Lease from the date of determination through the scheduled expiration date thereof, (ii) the fixed purchase price (if any) the Lessee is obligated to pay under the terms of the Lease, (iii) all accrued but unpaid payments of basic rent which are overdue for less than the applicable period of time which would render such Lease not an Eligible Lease as of the date of determination and (iv) either (a) in the case of Warehousing Leases, fifty percent (50%) of the Residual Value of the Related Equipment subject to such Lease or (b) in the case of Working Capital Leases, one hundred percent (100%) of the Residual Value of the Related Equipment subject to such Lease and (B) with respect to a Lease constituting a promissory note and related security agreement granting to the Borrower a security interest in Related Equipment owned by a Lessee, the sum of (i) the outstanding principal balance of such promissory note and (ii) all accrued but unpaid interest on such promissory note up to the end of the applicable period of time which would render such Lease not an Eligible Lease a of the date of determination. For purposes of the foregoing, basic rent under a Lease means rental payments for the use of the Related Equipment, exclusive of any portion thereof relating to sales or use taxes, maintenance, licensing fees, late charges or any other similar matters."

                  3. AMENDMENT OF MATURING NOTES. Each Maturing Note is amended by deleting the date "January 31, 1996" as it appears therein and inserting in lieu thereof the date "November 30, 1996."

                  4. DELIVERY OF PROMISSORY NOTES. Section 6.2 of the Credit Agreement is amended by adding to the end thereof the following sentences:

                        "With  respect  to  each Lease constituting a promissory
                  note and security agreement, the Borrower shall deliver to the Collateral Agent the original of such promissory note, together with an allonge endorsing such promissory note as follows:

                        Pay to the order of Norwest Equipment Finance, Inc., as agent for and on behalf of each financial institution becoming a party to that certain Credit and Security Agreement with the undersigned dated November 30, 1994, as amended.

                        CAPITAL ASSOCIATES INTERNATIONAL, INC.

                        By:________________________________________
                           Its:______________________________________

                        The  Borrower  shall not permit execution of any copy of
                  such promissory note other than the original for delivery to the Collateral Agent. Delivery of each such promissory note, together with an allonge as provided above, shall be accompanied by a security agreement granting to the Borrower a perfected, first priority security interest in the Related

                  Equipment being purchased with proceeds of such promissory note, together with evidence of the filing with appropriate filing officers of a UCC financing statement from the Lessee to the Borrower with respect to the Related Equipment."

                  5. ELIGIBLE LESSEES. Section 6.3(a) of the Credit Agreement is amended by deleting the first sentence thereof in its entirety and inserting in lieu thereof the following:

                        "The  Lessee  under a  Lease has a credit rating of 3 or
                  better under the Borrower's credit approval standards as described in Section 6.5 and has otherwise satisfied all such credit approval standards as of the date on which the related Lease was purchased or entered into by the Borrower."

and by adding to the end thereof the following sentence:

                        "Notwithstanding   anything  in  the  foregoing  to  the
                  contrary, to the extent a Lease constitutes a promissory note and security agreement with respect to the Related Equipment, such promissory note and security agreement shall be written on the forms attached to the Second Amendment to Credit Agreement and Notes as SCHEDULE 6.3A, subject to only such changes or modifications as are otherwise permitted in accordance with the foregoing provisions of this Section 6.3(a)."

                  6.    RELEASE  OF  SECURITY  INTEREST  IN  CERTAIN  EQUIPMENT.
Section 6.9 of the Credit Agreement is amended by adding the following paragraph at the end of such Section 6.9:

                        "Notwithstanding   anything  in  the  foregoing  to  the
                  contrary, in the case of Pre-Sold Leases, as defined below, the Security Interest in each such Pre-Sold Lease and the Related Equipment covered by such Pre-Sold Lease shall be deemed automatically terminated, released and extinguished upon the sale and transfer of title to such Pre-Sold Lease and the Related Equipment to a third party purchaser thereof and receipt by the Borrower of fair market consideration for such transfer. For purposes of the foregoing, a "Pre-Sold Lease" means any Lease with respect to which (i) possession thereof has not been delivered to and at no time held by, the Collateral Agent, (ii) neither the Lease nor the Related Equipment has at any time been described in a Borrowing Base Certificate, (iii) neither the Lease nor the Related Equipment has at any time been included or described as an asset of the Borrower for purposes of computing its Collateral Coverage Ratio or its Non-Residual Collateral Coverage Ratio under Sections 9.10 and 9.14 of the Credit Agreement, respectively, and (iv) the Lease and Related Equipment have been sold by the Borrower to a third party purchaser within seven calendar days following the date on which the Borrower shall have obtained title to such Lease and Related Equipment."

                  7. ADDITION TO INVESTMENTS. Section 10.4(b) of the Credit Agreement is hereby deleted in its entirety and the following is inserted in lieu thereof:

                        "(b)  (i)  investments  in  direct  obligations  of  the
                  United States of America or any agency or instrumentality thereof whose obligations constitute full faith and credit obligations of the United States of America having a maturity of one year or less, (ii) commercial paper issued by U.S.
                  corporations rated "A-1" or "A-2" by Standard & Poors Corporation or "P-1" or "P-2" by Moody's Investors Service,
                  (iii) certificates of deposit or bankers' acceptances having a maturity of one year or less issued by members of the Federal Reserve System having deposits in excess of $100,000,000 (which certificates of deposit or bankers' acceptances are fully insured by the Federal Deposit Insurance Corporation)
                  (iv) repurchase obligations with respect to any obligation described in clause (i) above and entered into with a depository institution the deposits of which are insured by the Federal Deposit Insurance Corporation and the short-term unsecured debt obligations of which are rated "A-1" or "A-2" by Standard & Poors Corporation or "P-1" or "P-2" by Moody's Investors Service or (v) money market funds having ratings in the highest or second highest available rating category by Standard & Poors Corporation or Moody's Investors Service which invest only in investments described in clauses (i) through (iv) above;"

                  8.    CHANGE  IN  MANAGEMENT,  OWNERSHIP OR  CONTROL.  Section
10.11 of the Credit Agreement is hereby amended by deleting the name "Richard H. Robinson" as it appears therein and inserting in lieu thereof the name "Robert
A. Golden."

                  9. NO OTHER CHANGES. Except as explicitly amended by this Amendment, all terms and conditions of the Credit Agreement and the Maturing Notes shall remain in full force and effect. Notwithstanding anything to the contrary contained herein or in any other instrument executed by the Borrower, the Guarantors, any Lender, the Agent or the Collateral Agent, the agreements, covenants and provisions contained herein shall constitute the only evidence of the Lenders' agreement with respect to modification of any of the Loan Documents. The Borrower acknowledges and agrees that no express or implied consent to any additional or further amendments or modifications of any of the Loan Documents shall be inferred or implied by the execution and delivery of this Amendment. Further, execution of this Amendment shall not constitute a waiver (either express or implied) of any requirement set forth in the Credit Agreement for the express written approval of the Lenders or Required Lenders, as the case may be, for any other or future modifications or amendments of the Loan Documents, and no such further approval (either express or implied) has been given with respect thereto as of the date of this Amendment.

                  10. CONDITIONS PRECEDENT. This Amendment shall be effective when the Agent shall have received:

                  (a) an original of this Amendment duly executed on behalf of the Borrower, each Lender, the Agent and the Collateral Agent,

                  (b) the Acknowledgment and Agreement of Guarantors set forth at the end of this Amendment, duly executed by each Guarantor,

                  (c) a Certificate of the Secretary of the Borrower certifying as to (i) the resolutions of the board of directors of the Borrower approving the execution and delivery of this Amendment, (ii) the fact that the Articles of Incorporation and Bylaws of the Borrower, which were certified and delivered to the Lender pursuant to the Secretary's Certificate executed by the Borrower's Secretary prior to an in contemplation of the execution and delivery of the Credit Agreement (the "Secretary's Certificate") continue in full force and effect and have not been amended or otherwise modified except as set forth in such Secretary's Certificate, and (iii) certifying that the officers and agents of the Borrower who have been certified to the Lender, pursuant to the Secretary's Certificate, as being authorized to sign and to act on behalf of the Borrower continue to be so authorized or setting forth the sample signatures of each of the officers and agents of the Borrower authorized to execute and deliver this Amendment and all other documents, agreements and certificates on behalf of the Borrower,

                  (d) the Warehousing Agency Fee described in paragraph 16 hereof, and

                  (e)   such other matters as the Lender may require.

                  11.   REPRESENTATIONS  AND  WARRANTIES.   The  Borrower hereby
represents and warrants to the Lenders as follows:

                  (a) The Borrower has all requisite power and authority to execute this Amendment and to perform all of its obligations hereunder, and this Amendment has been duly executed and delivered by the Borrower and constitutes the legal, valid and binding obligation of the

         Borrower, enforceable in accordance with its terms, except to the extent the enforcement thereof may be limited by any applicable bankruptcy, insolvency or similar laws now or hereafter in effect affecting creditors' rights generally.

                  (b) The execution, delivery and performance by the Borrower of this Amendment have been duly authorized by all necessary corporate action and do not (i) require any authorization, consent or approval by any governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, (ii) violate any provision of any law, rule or regulation or of any order, writ, injunction or decree presently in effect, having applicability to the Borrower, or the articles of incorporation or by-laws of the Borrower, or (iii) result in a breach of or constitute a default under any indenture or loan or credit agreement or any other agreement, lease or instrument to which the Borrower is a party or by which it or its properties may be bound or affected.

                  (c) All of the representations and warranties contained in the Credit Agreement are correct on and as of the date hereof as though made on and as of such date, except to the extent that such representations and warranties relate solely to an earlier date.

                  12. REFERENCES. All references in the Credit Agreement to "this Agreement" shall be deemed to refer to the Credit Agreement as amended by this Amendment; and any and all references in the Security Documents to the Credit Agreement shall be deemed to refer to the Credit Agreement as amended by this Amendment.

                  13. NO WAIVER. The execution of this Amendment and acceptance of any documents related hereto shall not be deemed to be a waiver of any Default or Event of Default under the Credit Agreement or breach, default or event of default under any Security Document or other document held by the Lender, whether or not known to the Lender and whether or not existing on the date of this Amendment.

                  14. RELEASE. The Borrower, and each Guarantor by signing the Acknowledgment and Agreement of Guarantor set forth below, hereby absolutely and unconditionally release and forever discharge each Lender, the Agent and the Collateral Agent and any and all participants, parent corporations, subsidiary corporations, affiliated corporations, insurers, indemnitors, successors and assigns thereof, together with all of the present and former directors, officers, agents and employees of any of the foregoing, from any and all claims, demands or causes of action of any kind, nature or description, whether arising in law or equity or upon contract or tort or under any state or federal law or otherwise, which the Borrower or such Guarantor has had, now has or has made claim to have against any such person for or by reason of any act, omission, matter, cause or thing whatsoever arising from the beginning of time to and including the date of this Amendment, whether such claims, demands and causes of action are matured or unmatured or known or unknown.

                  15. COSTS AND EXPENSES. The Borrower hereby reaffirms its agreement under the Credit Agreement to pay or reimburse the Agent on demand for all costs and expenses incurred by the Agent in connection with the Credit Agreement, the Security Documents and all other documents contemplated thereby, including without limitation all reasonable fees and disbursements of legal counsel. Without limiting the generality of the foregoing, the Borrower specifically agrees to pay all fees and disbursements of counsel to the Agent for the services performed by such counsel in connection with the preparation of this Amendment and the documents and instruments incidental hereto. The Borrower hereby agrees that the Agent may, at any time or from time to time in its sole discretion and without further authorization by the Borrower, make a loan to the Borrower under the Credit Agreement, or apply the proceeds of any loan, for the purpose of paying any such fees, disbursements, costs and expenses.

                  16. AGENCY FEE. The Borrower agrees to pay to the Agent, for the account of both Agents, a Warehousing agency fee of $100,000, payable upon execution of this Amendment. The Warehousing agency fee shall be deemed fully earned by the Agents upon execution of this Amendment.

                  17. MISCELLANEOUS. This Amendment and the Acknowledgment and Agreement of Guarantors may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original and all of which counterparts, taken together, shall constitute one and the same instrument.

                            [SIGNATURE PAGES FOLLOW]

                  IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to Credit Agreement and Notes to be duly executed as of the date first written above.

                         CAPITAL ASSOCIATES INTERNATIONAL, INC.


                         By /s/John E. Christensen
                            ---------------------------------
                            John E. Christensen
                            Its Senior Vice President




                         NORWEST BANK COLORADO,
                         NATIONAL ASSOCIATION,
                         as Agent and Lender


                         By /s/Sandra A. Sauer
                            ---------------------------------
                            Sandra A. Sauer
                            Its Vice President




                         NORWEST EQUIPMENT FINANCE,
                         INC., as Collateral Agent and Lender


                         By /s/Judy I. VanOsdel
                            ---------------------------------
                            Judy I. VanOsdel
                            Its Vice President

                         FIRST INTERSTATE BANK
                         OF DENVER, N.A.


                         By /s/Kirk D. Reed
                            ---------------------------------
                            Kirk D. Reed
                            Its Vice President




                         THE DAIWA BANK, LIMITED



                         By /s/David M. Lawrence    /s/David I. Hughes
                            ----------------------------------------------
                            David M. Lawrence
                            Its Vice President &   Its Senior Vice President and
                            Manager                Regional Manager (West)




                         FIRST NATIONAL BANK OF BOSTON


                         By /s/Gunther Fritze
                            ---------------------------------
                            Gunther Fritze
                            Its Director













M1:0094007.01

                   ACKNOWLEDGMENT AND AGREEMENT OF GUARANTORS

                  The undersigned, each a guarantor of the indebtedness of Capital Associates International, Inc. (the "Borrower") to the Lenders described in the foregoing Amendment (the "Lenders") pursuant to their separate Guaranties, each dated as of November 30, 1994 (each a "Guaranty"), hereby acknowledges receipt of the foregoing Second Amendment; (ii) consents to the terms (including without limitation the release set forth in paragraph 14 of the Amendment) and execution thereof; (iii) reaffirms its obligations to the Lenders pursuant to the terms of its Guaranty; and (iv) acknowledges that the Lenders may amend, restate, extend, renew or otherwise modify the Credit Agreement and any indebtedness or agreement of the Borrower, or enter into any agreement or extend additional or other credit accommodations, without notifying or obtaining the consent of the undersigned and without impairing the liability of the undersigned under its Guaranty for all of the Borrower's present and future indebtedness to the Lenders.

                              CAPITAL ASSOCIATES, INC.


                              By /s/John E. Christensen
                                 -------------------------------------
                                 Its Senior Vice President, Chief
                                     ---------------------------------
                                     Financial Officer and Treasurer


                              CAI EQUIPMENT LEASING I CORPORATION


                              By /s/John E. Christensen
                                 -------------------------------------
                                 Its Senior Vice President, Principal
                                     ---------------------------------
                                     Financial and Chief Administrative
                                     Officer


                              CAI EQUIPMENT LEASING III CORPORATION


                              By /s/John E. Christensen
                                 -------------------------------------
                                 Its Senior Vice President, Principal
                                     ---------------------------------
                                     Financial and Chief Administrative
                                     Officer

                              CAI EQUIPMENT LEASING IV CORPORATION


                              By /s/John E. Christensen
                                 -------------------------------------
                                 Its Senior Vice President, Principal
                                     ---------------------------------
                                     Financial and Chief Administrative
                                     Officer


                              CAI PARTNERS MANAGEMENT COMPANY


                              By /s/John E. Christensen
                                 -------------------------------------
                                 Its Senior Vice President, Principal
                                     ---------------------------------
                                     Financial and Chief Administrative
                                     Officer


                              CAPITAL EQUIPMENT CORPORATION


                              By /s/John E. Christensen
                                 -------------------------------------
                                 Its Senior Vice President
                                 ---------------------------------


                              CAI LEASE SECURITIZATION I CORPORATION


                              By /s/John E. Christensen
                                 -------------------------------------
                                 Its President
                                 -------------------------------------


M1:0094007.01